ING CORPORATE VUL
ING SVUL-CV
ING VUL-CV
ING VUL-ECV

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
issued by
SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT L1

Supplement Dated June 24, 2009

This supplement amends certain information contained in your prospectus dated May 1, 2009, as supplemented. Please read it carefully and keep it with your prospectus for future reference.

IMPORTANT INFORMATION ABOUT THE
ING U.S. BOND INDEX PORTFOLIO

On May 4, 2009, Lehman Brothers Asset Management LLC, as subadviser to the ING U.S. Bond Index Portfolio, was renamed Neuberger Berman Fixed Income LLC. Accordingly, all references in the prospectus to Lehman Brothers Asset Management LLC are to be replaced with Neuberger Berman Fixed Income LLC.

154062	Page 1 of 1	June 2009